Exhibit 99.1

 43rd Annual J.P. Morgan Healthcare Conference  January 13th, 2025  Christopher Boerner, Ph.D., Board Chair and Chief Executive Officer

 Forward Looking Statements and Non-GAAP Financial Information  2  This presentation (as well as the oral statements made with respect to the information contained in this presentation) contains statements about Bristol-Myers Squibb Company’s (the “Company”) future financial results, plans, business development strategy, anticipated clinical trials, results and regulatory approvals that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Actual results may differ materially from those expressed in, or implied by, these statements as a result of various factors, including, but not limited to: (i) New laws and regulations, (ii) Our ability to obtain, protect and maintain market exclusivity rights and enforce patents and other intellectual property rights, (iii) Our ability to achieve expected clinical, regulatory and contractual milestones on expected timelines or at all, (iv) Difficulties or delays in the development and commercialization of new products, (v) Difficulties or delays in our clinical trials and the manufacturing, distribution and sale of our products, (vi) Adverse outcomes in legal or regulatory proceedings, (vii) Risks relating to acquisitions, divestitures, alliances, joint ventures and other portfolio actions and (viii) Political and financial instability, including changes in general economic conditions. These and other important factors are discussed in the Company’s most recent annual report on Form 10-K and reports on Forms 10-Q and 8-K. These documents are available on the U.S. Securities and Exchange Commission’s website, on the Company’s website or from Bristol-Myers Squibb Investor Relations. No forward-looking statements can be guaranteed.  In addition, any forward-looking statements and clinical data included herein are presented only as of the date hereof. Except as otherwise required by applicable law, the Company undertakes no obligation to publicly update any of the provided information, whether as a result of new information, future events, changed circumstances or otherwise.  This presentation includes certain non-Generally Accepted Accounting Principles (“GAAP”) financial measures that we use to describe the Company’s performance. The non-GAAP financial measures are provided as supplemental information and are presented because management has evaluated the Company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the Company’s baseline performance, supplement or enhance management’s, analysts’ and investors’ overall understanding of the Company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods. This presentation also provides certain revenues and expenses or other financial measures excluding the impact of foreign exchange (“Ex-FX”). We calculate foreign exchange impacts by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results. Ex-FX financial measures are not accounted for according to GAAP because they remove the effects of currency movements from GAAP results.  The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as a substitute for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable financial measure are available on our website at www.bms.com/investors.  Also note that a reconciliation of forward-looking non-GAAP measures, including non-GAAP Earnings per share (EPS), to the most directly comparable GAAP measures is not provided because comparable GAAP measures for such measures are not reasonably accessible or reliable due to the inherent difficulty in forecasting and quantifying measures that would be necessary for such reconciliation. Namely, we are not, without unreasonable effort, able to reliably predict the impact of accelerated depreciation and impairment charges, legal and other settlements, gains and losses from equity investments and other adjustments. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. These items are uncertain, depend on various factors and may have a material impact on our future GAAP results.

 The next chapter for BMS comes into focus  3  January 2024  Outlined journey to deliver sustained top-tier growth by end of the decade  Highlighted enablers:  Performance of key growth brands  Delivery of mid-late-stage pipeline assets  Focused on importance of execution  Today  Key first and/or best in class medicines driving Growth Portfolio*  Entering data-rich period, with multiple registrational readouts to define pipeline potential  Focusing on disciplined execution  *See Appendix Slide for composition of Growth Portfolio

 Advanced growth portfolio with double-digit sales growth  Expanded presence in key TAs  Re-established presence in neuroscience with Cobenfy  Extended immuno-oncology portfolio durability with Opdivo Qvantig  Advanced late-stage assets with significant potential  Bolstered financial position  Successful integration of strategic acquisitions  Achieved majority of ~$1.5 billion productivity program and reinvested savings into high-ROI opportunities  Progress towards $10 billion debt pay down commitment1  2024 execution has strengthened our foundation  4  →  Stronger portfolio, pipeline & financial flexibility entering 2025  1. Relative to the total debt level as of March 31, 2024

 Delivering breakthrough medicines to even more patients even faster and compelling returns to our shareholders  Overarching strategic focus: Achieve sustained top-tier growth by end of the decade  5  Focusing on transformational medicines in areas where we have a competitive advantage  Driving operational excellence throughout the organization  Strategically allocating capital for long-term growth and returns  →

Focusing on transformational medicines where we have competitive advantages

	Key marketed products	Key Ph 2/3 programs	Investment priorities
Oncology/ Hematology	OPDIVO (nivolumab); YERVOY (ipilimumab); Reblozyl (luspatercept-aamt); Breyanzi (lisocabtagene maraleucel); OPDIVO Qvantig (nivolumab + hyaluronidase-nvhy); Opdualag (nivolumab and relatlimab-rmbw); KRAZATI (adagrasib); Abecma (idecabtagene vicleucel)	21	• Protein degradation • Cell therapy • Complex biologics • Radiopharmaceuticals
Cardiovascular	Eliquis apixaban; CAMZYOS (mavacamten) capsules	5	• Thrombosis • Cardiomyopathies • Heart failure
Neuroscience	ZEPOSIA (ozanimod); COBENFY (xanomeline and trospium chloride) capsules	6	• Neuropsychiatry • Neurodegeneration
Immunology	ORENCIA (abatacept); SOTYKTU (deucravacitinib)	8	• Controlling inflammation • Resetting immune memory • Promoting homeostasis
		40 Total	

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 Five products key to Growth Portfolio performance  7  Growth Portfolio expected to exceed 50% of revenues in 2025  *See “Forward-Looking Statements and Non-GAAP Financial Information.”; MDS: myelodysplastic syndrome; MF: myelofibrosis; oHCM: obstructive hypertrophic cardiomyopathy; nHCM: non-obstructive hypertrophic cardiomyopathy; SoC: standard of care; NSCLC: non-small cell lung cancer  First–in-class treatment in 1L MDS anemia with broad label  Potential MF anemia expansion with Phase 3 data expected in 2025*  First-in-class treatment in oHCM  nHCM expansion opportunity with Phase 3 data expected in 2025*  Best-in-class CD19 CAR-T across the broadest array of B-cell malignancies   Expanded manufacturing capabilities to unlock full potential   Novel first-in-class schizophrenia treatment with multiple high potential expansion opportunities  Launched late October 2024  First–in-class treatment, now a SoC in 1L melanoma  Exploring indication expansions (e.g., 1L NSCLC)

 Cobenfy launch off to a strong start with the first indication for schizophrenia…  8  IQVIA Weekly NPA (Rapid) & APLD; Cobenfy’s TRx is overall indications without normalization; TRx are projected at national level   Cobenfy TRx  “I had lots of hope for this medication, but no expectations. But now, I can’t wait to try it on more patients.   These results are phenomenal. This medicine makes you a hero and doctors want to be heroes…” — Dr. Parks in Cary, IL  Thanksgiving  Christmas   & New Years  01  Consistent customer feedback highlights benefits of unique MoA across the three domains of schizophrenia  02  Cobenfy TRx performance is aligned to our expectations and ahead of branded schizophrenia launch benchmarks  03  Medicare & Medicaid coverage currently tracking ahead of expectations  04  Broader Commercial coverage expected in 2H25

...with several potential indications with multi-billion-dollar peak sales over the decade

Ongoing registrational study readout | Planned registrational study readout

2025
- **Alzheimer's Disease Psychosis (ADEPT-2)** >6M[1,2] people living with AD in U.S. (Ongoing registrational study readout)
- **Adjunctive Schizophrenia (ARISE)** Expansion within schizophrenia (Ongoing registrational study readout)

2026
- **Alzheimer's Disease Psychosis (ADEPT-1 & 4)** >6M[1,2] people living with AD in U.S. (Ongoing registrational study readout)

2027
- **Bipolar I Disorder** Impacts ~1.4M[3] patients in U.S. (Planned registrational study readout)

2028
- **Alzheimer's Disease Agitation** >6M[1] people living with AD in U.S. (Planned registrational study readout)
- **Alzheimer's Disease Cognition** >6M[1] people living with AD in U.S. (Planned registrational study readout)

2029
- **Autism Spectrum Disorder (Irritability)** ~1.6M[3] patients in U.S. (Planned registrational study readout)

2030+
- Long-Acting Injectable

Expected clinical data readout every year through the end of the decade

*See "Forward-Looking Statements and Non-GAAP Financial Information."1. "Alzheimer's Disease Association Facts and Figures," 2023. 2. Represents 40% of Alzheimer's disease 3. DRG - Clarivate, as of July 2023

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Entering data rich period with multiple catalysts

2025-2027 key milestones*

LCM pivotal data

2025

- Reblozyl TD MF Associated Anemia (INDEPENDENCE)
- Opdualag Adjuvant Melanoma (RELATIVITY-098)
- CAMZYOS nHCM (ODYSSEY)
- Cobenfy Adjunctive Schizophrenia (ARISE)
- Cobenfy Alzheimer's Disease Psychosis (ADEPT-2)

2026

- Sotyktu SLE (POETYK SLE-1 & 2)
- Cobenfy Alzheimer's Disease Psychosis (ADEPT-4 & 1)

2027

- Milvexian AF (LIBREXIA)
- REBLOZYL 1L NTD MDS Associated Anemia (ELEMENT)
- Sotyktu Sjogren's Syndrome (POETYK SjS-1)

NME registrational data

2026

- Milvexian ACS & SSP (LIBREXIA)
- Admilparant IPF (ALOFT-IPF)
- Iberdomide RRMM (EXCALIBER-RRMM)
- Mezigdomide RRMM (SUCCESSOR-1 & 2)
- Arlo-cel RRMM (QUINTESSENTIAL)
- RYZ101 2L+ GEP-NETs (ACTION-1)

2027

AR LDD mCRPC (rechARge)

Key next wave early-stage data

2025

- CD19 NEX-T Autoimmune Diseases (Breakfree-1 & 2)
- Krazati 1L NSCLC (TPS <50%) (KRYSTAL-17)
- EGFR x HER3 ADC Advanced Solid Tumors[1]
- RYZ101 1L ES-SCLC

2026

- Golcadomide 1L FL (GOLSEEK-2)
- MYK-224 HFpEF (AURORA)

2027

Anti-MTBR-tau Alzheimer's Disease (TargetTau-1)

*See "Forward-Looking Statements and Non-GAAP Financial Information" NME: New Molecular Entity, LCM: Life Cycle Management 1: Trial conducted by SystImmune

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CELMoDs: Potential to raise efficacy bar with highly potent protein degraders across hematologic malignacies

CELMoDs offer a tailored approach of combinable regimens across patient segments[2]

Multiple Myeloma	Iberdomide & Mezigdomide	• Potential new foundations in the multiple myeloma treatment landscape with four ongoing pivotal trials • Iberdomide has the potential to be a new SoC in NDMM as post-transplant maintenance • CELMoDs offer potential combinable novel regimens in RRMM including iberdomide with anti-CD38 antibodies & mezigdomide with proteosome inhibitors	**>30K transplant eligible NDMM patients in U.S./EU[1]** *Phase 3 data expected:* **2029** **>70K RRMM patients in U.S./EU[1]** *Phase 3 data expected:* **2026***
Lymphoma	Golcadomide	• Evaluating novel golcadomide combination regimens across aggressive & indolent lymphomas • Ongoing pivotal trial evaluating golcadomide + R-CHOP in 1L high-risk LBCL	**>60K 1L LBCL patients in U.S./EU[1]** *Phase 3 data expected:* **2028***

Potential new oral options with compelling anti-tumor effects and immune stimulation

*See "Forward-Looking Statements and Non-GAAP Financial Information" 1. Decision Resource Group, BMS Internal Analysis - Treated Population; 2. Please refer to ct.gov details: NCT04975997; NCT05827016; NCT05519085; NCT05552976; NCT06356129

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Milvexian: Potential to redefine anticoagulant therapy for thrombotic diseases

Focused on addressing unmet medical need across three large indications[1,2]

LIBREXIA-STROKE *Secondary Stroke Prevention* *(25mg BID)*	• Combining with dual antiplatelet therapy • FXa's not used due to excess bleeding risk • Potential for improved efficacy (e.g., stroke) without increasing bleeding risk	**~1.3 million patients in U.S./EU[3]** *Phase 3 data expected:* **2026***
LIBREXIA-ACS *Acute Coronary Syndrome* *(25mg BID)*	• Similar underlying pathophysiology and treatment as stroke • FXa's not used due to excess bleeding risk • Potential for improved efficacy (e.g., CV death, MI) without increasing bleeding risk	**~2 million patients in U.S./EU[3]** *Phase 3 data expected:* **2026***
LIBREXIA-AF *Atrial Fibrillation* *(100mg BID)*	• Monotherapy agent vs. apixaban; only oral FXIa potential in AF • Potential for comparable efficacy with lower bleeding risk • ~40% of patients untreated or undertreated due to bleeding risk	**~14 million patients in U.S./EU[4]** *Phase 3 data expected:* **2027***

FXIa inhibition offers promising next-generation anticoagulant paradigm to improve patient care

*See "Forward-Looking Statements and Non-GAAP Financial Information" 1. Developed in partnership with Johnson & Johnson 2. Please refer to ct.gov details: NCT05702034; NCT05754957; NCT05757869 3. Decision Resource Group, BMS Internal Analysis; EU represents EU5 - Incidence 4. Decision Resource Group, BMS Internal Analysis - Diagnosed Prevalence

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Admilparant (LPA1 antagonist): Potential to transform the treatment of pulmonary fibrosis

ALOFT-IPF & ALOFT–PPF[2]: Phase 3 registrational studies following a robust Phase 2 program

Significant unmet need	• IPF & PPF are fatal lung diseases with 3-5 years median survival[1] • Patients continue to experience progressive decline in lung function on approved therapies with limited treatment adherence due to tolerability	U.S./EU prevalence[3]: IPF: 233K, PPF: 485K *Pulmonary Fibrosis market:* *>$4 billion in sales in 2023*[4]
Clinical rationale	• Deliver a new product with potentially improved efficacy and tolerability profile over current treatment options • >60% improvement in lung-function decline vs. placebo with 60 mg dose in phase 2 in IPF; ~70% improvement in PPF[5,6]	Phase 3 ALOFT-IPF & ALOFT-PPF ongoing *Phase 3 data expected:* 2026*/2028*

Potential to be first and best-in-class, redefining the standard of care in pulmonary fibrosis

*See "Forward-Looking Statements and Non-GAAP Financial Information" 1. Raghu. *Am J Respir Crit Care Med.* 2011 Mar 15;183(6):788-824; 2. Please refer to ct.gov details: NCT06003426; NCT06025578; 3. Decision Resource Group; 4. Evaluate Pharma (Respiratory Disorders, Pulmonary Fibrosis); 5. Corte TJ, et al. Am J Respir Crit Care Med. 2023;207:A2785; 6. Corte TJ, et al. ERS 2023 [Presentation #RCT800]; IPF = Idiopathic pulmonary fibrosis; PPF = Progressive Pulmonary Fibrosis

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Upcoming launch catalysts build upon existing portfolio and will further strengthen our growth profile

Currently marketed Growth Portfolio

- OPDIVO (nivolumab)
- OPDIVO Qvantig[1] nivolumab + hyaluronidase-nvhy
- Opdualag
- YERVOY (ipilimumab)
- COBENFY
- CAMZYOS (mavacamten)
- Reblozyl (luspatercept-aamt)
- Breyanzi
- ORENCIA (abatacept)
- SOTYKTU (deucravacitinib)
- ZEPOSIA (ozanimod)
- KRAZATI (adagrasib)
- Abecma
- AUGTYRO (repotrectinib)

Growth Portfolio LCM | NME | NME LCM

2025
- Opdivo + Yervoy HCC 1L
- Opdivo + Yervoy CRC 1L+ MSI High

2026
- Sotyktu PsA
- Reblozyl MF anemia 1L+
- Opdivo+chemo Peri-adjuvant MIUC
- Opdivo HCC Adjuvant
- Cobenfy Adjunctive Schizophrenia
- Camzyos nHCM
- Breyanzi MZL 3L+

2027
- RYZ101 GEP-NETs (SSTR+)
- obexelimab IgG4-Related Diseases[2]
- mezigdomide RRMM
- iberdomide RRMM
- Reblozyl Alpha Thalassemia[2]
- Opdualag Adjuvant Stage 3-4 Melanoma
- Krazati CRC 2L
- Cobenfy Alzheimer's Disease Psychosis

2028-2030
- CD19 NEX-T Auto-Immune Indications
- arlo-cel MM 2L+
- admilparant PPF
- arlo-cel MM 4L+
- AR LDD Prostate Cancer
- anti-CCR8 Solid Tumors
- admilparant IPF
- Cobenfy Bipolar I Disorder
- Cobenfy Autism Irritability
- Cobenfy Alzheimer's Disease Cognition
- Cobenfy Alzheimer's Disease Agitation
- iberdomide NDMM post-HSCT maintenance
- golcadomide FL 3L+
- EGFR x HER3 ADC Additional Solid Tumors
- PRMT5i Solid Tumors
- EGFR x HER3 ADC Solid Tumors
- CD19 NEX-T SLE Severe Refractory
- BCMA x GPRC5D dual CAR-T RRMM
- atigotatug SCLC 1L ES
- Nivo+Rela HD+Chemo NSCLC 1L
- Krazati NSCLC 1L KRAS (TPS <50%)
- Krazati NSCLC 1L KRAS (TPS ≥50%)
- RYZ101 SCLC 1L ES (SSTR+)
- RYZ101 Breast Cancer 3L+ E+H2- SSTR+
- milvexian SSP
- milvexian Atrial Fibrillation
- MYK-224 HFpEF
- milvexian ACS
- HELIOS CELMoD Solid Tumors
- golcadomide LBCL (high-risk) 1L
- Sotyktu Sjogren's Syndrome
- Sotyktu SLE
- Reblozyl MDS 1L NTD anemia

*See "Forward-Looking Statements and Non-GAAP Financial Information"; Not an exhaustive list of assets, programs, or indications; subject to positive registrational trials and regulatory approval; planned launches as of December 31st, 2024;
1. Opdivo Qvantig January 2025 SC formulation launch, extending immuno-oncology franchise into early 2030s; 2. Ex-US study

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 Continuing to drive operational excellence  15  Note: See “Forward-Looking Statements and Non-GAAP Financial Information”  Leveraging technology and AI across the organization to   accelerate pace of innovation, drive operational excellence and reduce cost base  Annualized ~$1.5B in cost savings to be realized by the end of 2025  Reinvesting savings in high return growth initiatives  Continuing to review cost structure   Evolving our organization  Prioritizing the highest value programs  Raising the probability of success from first-in-human to approval  Reducing cycle times to bring medicines to patients faster  Improving R&D productivity  Increasing efficiency  Maintaining a highly patient-centric approach  Greater focus on accountability and acting with sense of urgency  Streamlining the organization and simplifying ways of working

Strategically allocating capital for long-term growth

Investments in innovation	• Investing in our Growth Portfolio and R&D • Pursuing business development and partnerships • R&D investment of ~$28B over the past 3 years[1,2,3] • Business development investment of ~$27B over the past 3 years[1,4]
Balance sheet strength	• Maintaining a strong balance sheet that provides strategic flexibility • Planned debt repayment of $10B by 1H'26[5] • Strong long-term investment grade credit ratings
Returning capital to shareholders	• Solid track record of returning capital to shareholders through ~$14B in dividends and ~$16B in share repurchases over the past 3 years[1] • 93 consecutive years of dividend payments[6]

1. For the three years ended 9/30/2024 2. See "Forward-Looking Statements and Non-GAAP Financial Information" 3. Refer to GAAP to Non-GAAP Reconciliation in Appendix 4. Represents Acquisition and other payments, net of cash acquired 5. Relative to the total debt level as of March 31, 2024 6. Latest dividend increase declared 12/11/2024 and payable 2/3/2025 on common stock of the company

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 Reshaping BMS to deliver sustained top-tier growth & long term shareholder returns   17  Focusing on transformational medicines where we have an advantage   Driving operational effectiveness throughout the organization  Strategically allocating capital   Significantly younger, more diversified and de-risked portfolio which is more balanced across leading TAs  Potential 10+ NMEs & 30+ major LCM indications in 2025–2030*  Increased strategic flexibility resulting from financial discipline  Increasing conviction in ability to deliver top-tier growth  →  *See “Forward-Looking Statements and Non-GAAP Financial Information”

 (Unaudited, dollars in millions)  Three Months Ended  December 31, 2021  Year Ended   December 31, 2022  Year Ended  December 31, 2023  Nine Months Ended  September 30, 2024  Three Years Ended  September 30, 2024  Research and development  $ 2,518  $9,509  $9,299  $7,968  $29,294  Specified items(a)  -  308  187  974  1,469  Research and Development excluding specified items  $2,518  $9,201  $9,112  $6,994  $27,825  Bristol Myers Squibb Company Reconciliation of Certain GAAP Line Items to Certain Non-GAAP Line Items   For the Three Year Period Ended September 30, 2024  (a) An explanation of these non-GAAP financial measures are available on our website at bms.com/investors  19

 10  Growth Portfolio  Legacy Portfolio  1. Other Growth Brands: Onureg, Inrebic, Nulojix, Empliciti, & Royalty revenues  Other Growth Brands1  Other Mature Brands

2024 environmental, social, and governance progress

ESG strategy

Named to the 2023 Dow Jones Sustainability™ World Indices[1]

Member of
Dow Jones Sustainability Indices
Powered by the S&P Global CSA

One of America's 100 Most JUST Companies, jumping from 349th position to 100th

JUST capital

10 consecutive years of being included in the **FTSE4Good Index Series**

Advancing patient health around the world

ASPIRE 10-year strategy announced, expanding access to patients in LMICs

ATOM coalition collaboration announced to provide access to our immuno-oncology therapies like OPDIVO® in select LMICs

ATOM

Access to Medicine Index (ATMI) BMS climbed two spots to 13th out of 20 since 2022 access to medicine index

Fostering a high-performing & inclusive global workforce

6 consecutive years of being awarded a top score on Disability Equality Index®

DEI DISABILITY℠ EQUALITY INDEX
Best Place To Work For Disability Inclusion

Forbes 2024
WORLD'S BEST EMPLOYERS
POWERED BY STATISTA

Reducing our environment impact

SBTi validation of our near-term and long-term net-zero targets

SCIENCE BASED TARGETS
DRIVING AMBITIOUS CORPORATE CLIMATE ACTION

2024 Climate Change Report – Published


2024 Climate Change Report

1. Index recognizes progress increasing workforce representation, reducing environmental impact, enhancing data privacy and cyber security programs, establishing principles for responsible artificial intelligence

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Data as of Jan 13th, 2025

Clinical Development Portfolio — Phase I and II

Phase I

Anti-CCR8	+ Solid Tumors
BMS-986460	+ Prostate Cancer
BMS-986463	+ Solid Tumors
BMS-986484	+ Solid Tumors
BMS-986490	+ Solid Tumors
FAK CELMoD	+ Solid Tumors
IKZF-PD CELMoD	+ Solid Tumors
izalontamab brengitecan (EGFRxHER3 ADC)	+ 1L Non-Small Cell Lung Cancer*
	Solid Tumors*
	Metastatic Non-Small Cell Lung Cancer
Helios CELMoD	+ Solid Tumors
JNK Inhibitor	+ Solid Tumors
$KRAS^{G12D}$ Inhibitor	+ Solid Tumors
PRMT5 Inhibitor	+ Solid Tumors
RYZ101	Extensive Stage Small Cell Lung Cancer
	HR+/HER2- Unresectable Metastatic Breast Cancer
RYZ801	+ Hepatocellular Carcinoma
SOS1 Inhibitor	+ Solid Tumors
BCL6 LDD	+ Lymphoma
CD33-GSPT1 ADC	+ Acute Myeloid Leukemia
CD33 NKE	+ Acute Myeloid Leukemia
CK1α Degrader	+ Hematologic Malignancies
Dual Targeting BCMAxGPRC5D CAR T	+ RR Multiple Myeloma
HbF Activating CELMoD	+ Sickle Cell Disease
BMS-986454	+ Autoimmune Disease
CD19 NEX-T	Autoimmune Diseases
	+ Severe Refractory Systemic Lupus Erythematosus
IL2-CD25	+ Autoimmune Disease
PKCθ Inhibitor	+ Autoimmune Disease
BMS-986495	+ Neurodegenerative Diseases
CD19 NEX-T	Multiple Sclerosis
eIF2B Activator	+ Alzheimer's Disease
FAAH/MGLL Dual Inhibitor	+ Neurodegenerative Diseases
TRPC4/5 Inhibitor	+ Mood and Anxiety Disorders
BMS-986465 (TYK2 Inhibitor)	+ Neuroinflammation Disorders

Phase II

Krazati	1L Non-Small Cell Lung Cancer PD-L1<50%
Breyanzi	RR Marginal Zone Lymphoma
Golcadomide	RR Follicular Lymphoma
Arlocabtagene autoleucel (GPRC5D CAR T)	+ RR Multiple Myeloma
Reblozyl	A-Thalassemia
MYK-224	+ Heart Failure with preserved Ejection Fraction
	Obstructive Hypertrophic Cardiomyopathy
afimetoran	+ Systemic Lupus Erythematosus
BMS-986322 (TYK2 Inhibitor)	+ Moderate-to-Severe Psoriasis
Sotyktu	Discoid Lupus Erythematosus
Anti-MTBR Tau	+ Alzheimer's Disease

Oncology | Hematology | CV | Neuroscience | Immunology

* Partner-run study + NME leading indication

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Data as of Jan 13th, 2025

Clinical Development Portfolio — Phase III

Phase III

AR LDD	✦ Metastatic Castration-Resistant Prostate Cancer
Atigotatug (Anti-Fucosyl GM1) + nivolumab	✦ 1L Extensive Stage Small Cell Lung Cancer
Krazati	1L Non-Small Cell Lung Cancer PD-L1≥50%
	2L Colorectal Cancer
Nivolumab + Relatlimab HD	✦ 1L Non-Small Cell Lung Cancer
OPDIVO	Adjuvant Hepatocellular Carcinoma
	Peri-adjuvant Muscle-Invasive Urothelial Carcinoma
	Stage IB-IIIA Adjuvant Non-Small Cell Lung Cancer*
OPDUALAG	Adjuvant Melanoma
RYZ101	✦ 2L+ SSTR2+ Gastroenteropancreatic Neuroendocrine Tumors
SC nivolumab + relatlimab + rHuPH20	✦ 1L Melanoma
Golcadomide	✦ High Risk 1L Large B-cell Lymphoma
(Arlocabtagene autoleucel) (GPRC5D CAR T)	2-4L Multiple Myeloma
Iberdomide	✦ 2L+ Multiple Myeloma
	Post-ASCT Maintenance Newly Diagnosed Multiple Myeloma
Mezigdomide	2L+ Multiple Myeloma Kd
	✦ 2L+ Multiple Myeloma Vd
Reblozyl	1L TD Myelofibrosis Associated Anemia
	1L NTD Myelodysplastic Syndrome Associated Anemia
CAMZYOS	Non-Obstructive Hypertrophic Cardiomyopathy
Milvexian	Acute Coronary Syndrome*
	Atrial Fibrillation*
	Secondary Stroke Prevention*
Cendakimab	✦ Eosinophilic Esophagitis
	Eosinophilic Gastroenteritis #
Admilparant	✦ Idiopathic Pulmonary Fibrosis
	Progressive Pulmonary Fibrosis
Obexelimab	✦ IgG4-Related Disease
Sotyktu	Psoriatic Arthritis
	Sjögren's Syndrome
	Systemic Lupus Erythematosus
Cobenfy	Adjunctive Schizophrenia
	Psychosis in Alzheimer's Disease

Registration US, EU, JP

AUGTYRO	ROS1 NSCLC (EU)
	NTRK Pan-Tumor (EU, JP)
OPDIVO	Peri-adjuvant Non-Small Cell Lung Cancer (EU)
OPDIVO+YERVOY	1L Hepatocellular Carcinoma (US, EU, JP)
	1L+ Microsatellite Instability High Colorectal Cancer (JP)
OPDIVO QVANTIG	✦ 2L Renal Cell Carcinoma (EU)
Breyanzi	RR Follicular Lymphoma (EU)

Oncology   Hematology   CV   Neuroscience   Immunology

* Partner-run study   ✦ NME leading indication   # Japan only

Development Partnerships:
AUGTYRO: Zai Lab; **izalontamab brengitecan (EGFRxHER3 ADC):** SystImmune; **Cobenfy:** Zai Lab; **Krazati:** Zai Lab; **milvexian:** Johnson & Johnson; **obexelimab:** Zenas BioPharma; **OPDIVO, YERVOY, OPDUALAG:** Ono; **PKCθ Inhibitor:** Exscientia; **Reblozyl:** Merck; **rHuPH20:** Halozyme

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